SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                                                Date of Report (Date of earliest event reported) June 20, 2005

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2000 East Lamar Boulevard, Suite 600
Arlington, Texas 76006
(Address of principal executive offices)

817-462-4091
(Registrant’s Telephone Number)

_____________________________________________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02  Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03  Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02  Results of Operations and Financial Condition.

Not applicable.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04  Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05  Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06  Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

    Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02  Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03  Material Modification to Rights of Security Holders.

       Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

       Item 5.01  Changes in Control of Registrant.

       Not applicable.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers.

On June 20, 2005, our board of directors appointed Dr. Jim Irwin as a director of our company. Our board also placed Dr. Irwin in charge of Project Development for the company.

Dr. Irwin brings over 25 years of instructional, research and field experience to our team. Dr. Irwin obtained his B.Sc. in geology from McGill University, Montreal, in 1980 and Ph.D. in geology from the University of California, Berkeley, in 1986. Between 1986 and 1992 he was a Research Fellow in the Department of Physics at Berkeley developing techniques for the study of fluid inclusions in minerals associated with ore deposits and other geologic settings. From 1992 to 1994 Dr. Irwin was a Project Scientist at Scripps Institution of Oceanography in San Diego. Dr. Irwin has since been active as a consultant and director of various companies involved in mineral and resource exploration globally.

On June 27, 2005, Gary Alan Tipton resigned from his position as a director of the Company. Mr. Tipton’s resignation was not because of any disagreements with the Company on matters relating to its operations, policies and practices.

As of the date of this report, our board of directors consists of Cameron King, Roderick Bartlett and Jim Irwin.

On June 30, 2005, Mr. Roderick Bartlett resigned from his position as President and Chief Executive Officer of the Company.

On July 1, 2005, our board of directors appointed Cameron King as President and Chief Execute Officer of the Company.

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

        Item 5.04  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

    Not applicable.

                Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

       Not applicable

Section 6 - [Reserved]

       Not applicable.

Section 7 - Regulation FD

       Item 7.01  Regulation FD Disclosure.

       Not applicable.

Section 8 - Other Events

      Item 8.01  Other Events.

      Not applicable.

Section 9 - Financial Statements and Exhibits

     Item 9.01  Financial Statements and Exhibits.

        (a) Financial Statements of Businesses Acquired.

Not applicable.

    (b) Pro Forma Financial Information.

Not applicable.

    (c) Exhibits.

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION
/s/	Cameron King
By:	Cameron King
Its:	CEO and President